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Exhibit 10.14

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (hereinafter, this "Amendment") is executed effective as of September 1, 2003 ("Effective Date"), by and among BANCTEC, INC., a Delaware corporation ("BancTec"), BTI Technologies L.P., a Texas limited partnership ("BTI Tech" and jointly and collectively with BancTec, the "Borrower"), the financial institution(s) listed on the signature pages hereof, and their respective successors and Eligible Assignees (each individually as "Lender" and collectively "Lenders"), and HELLER FINANCIAL, INC., a Delaware corporation, in its capacity as Agent for the Lenders ("Agent").

RECITALS

        WHEREAS, Borrower, Agent and Lenders are parties to that certain Loan and Security Agreement, dated as of May 30, 2001 (as amended, supplemented or otherwise modified, the "Loan Agreement"); and

        WHEREAS, Borrower, Agent and Lenders desire to amend the Loan Agreement in the manner, and subject to the terms and conditions, provided below.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

        1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

ARTICLE II
AMENDMENTS TO LOAN AGREEMENT; OTHER AGREEMENTS

        2.01 Amendments to Section 2.2(A) of the Loan Agreement.

          (a)   Effective as of the Effective Date, the definition of "Base Rate Margin" contained in Section 2.2(A) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "'Base Rate Margin' shall mean (i) as of the Sixth Amendment Effective Date, 1.00% per annum, and (ii) thereafter, as of February 1, May 1, August 1 and November 1 of each year (each, an 'Adjustment Date'), commencing on November 1, 2003, the Base Rate Margin shall be adjusted, if necessary, to the applicable percent per annum set forth in the pricing table set forth on Schedule 2.2(A) hereto corresponding to the Fixed Charge Coverage Ratio for the twelve-month period ending on the last day of the most recently completed calendar quarter prior to the applicable Adjustment Date (each such period, a 'Calculation Period')."

          (b)   Effective as of the Effective Date, the definition of "LIBOR Margin" contained in Section 2.2(A) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "'LIBOR Margin' shall mean (i) as of the Sixth Amendment Effective Date, 2.50% per annum, and (ii) thereafter, as of each Adjustment Date, commencing on November 1, 2003, the LIBOR Margin shall be adjusted, if necessary, to the applicable percent per annum set forth in the pricing table set forth on Schedule 2.2(A) hereto corresponding to the Fixed Charge Coverage Ratio for the applicable Calculation Period."

        2.02 Amendment to Section 2.3(D) of the Loan Agreement. Effective as of the Effective Date, Section 2.3(D) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "(D) Audit Fees. Borrower agrees to pay all fees and expenses of the firm or individual(s) engaged by Agent to perform audits of Borrower's operations. Notwithstanding the foregoing, if Agent uses its internal auditors to perform any such audit, Borrower agrees to pay to Agent, for its own account, an audit fee with respect to each such audit equal to $750 per internal auditor per day or any portion thereof, together with all out of pocket expenses. Exclusive of any audits performed in connection with the credit facility initially established by this Agreement and the initial transactions contemplated by this Agreement, as long as no Event of Default has occurred and is continuing and Borrower's Availability at the end of each day after the Sixth Amendment Effective Date is at least $5,000,000.00, Borrower shall not be required to pay for more than one such audit during any Loan Year of Borrower and the aggregate amount of audit fees required to be paid by Borrower during any Loan Year shall be limited to $25,000.00, but if an Event of Default has occurred and is continuing or if at the end of any day after the Sixth Amendment Effective Date Borrower's Availability is less than $5,000,000.00, Borrower shall be required to pay for up to one such audit during each quarter of each Loan Year of Borrower, and there shall be no $25,000.00 cap on audit fees payable by Borrower during any individual Loan Year."

        2.03 Amendment to Section 4.25 of the Loan Agreement. Effective as of the Effective Date, Section 4.25 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "4.25 Collection of Accounts and Payments. Borrower shall establish lockboxes and blocked accounts (collectively, 'Blocked Accounts') in Borrower's name with such banks ('Collecting Banks') as are acceptable to Agent (subject to irrevocable instructions acceptable to Agent as hereinafter set forth) to which all account debtors shall directly remit all payments on Accounts and in which Borrower will immediately deposit all payments made for Inventory or other payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. The Collecting Banks shall acknowledge and agree, in a manner satisfactory to Agent, that all payments made to the Blocked Accounts are the sole and exclusive property of Agent, for its benefit and for the benefit of Lenders, and that the Collecting Banks have no right to setoff against the Blocked Accounts and that all such payments received will be promptly transferred to Agent's Account subject to the payment of the collecting Banks' fees, chargebacks and other customary exceptions, to the extent, if any, provided for in the documentation establishing the Blocked Accounts. Borrower hereby agrees that all payments made to such Blocked Accounts or otherwise received by Agent and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of Agent, for the benefit of itself and Lenders. Borrower shall irrevocably instruct each Collecting Bank to promptly transfer all payments or deposits to the Blocked Accounts into Agent's Account. If Borrower, or any if its Affiliates, employees, agents or other Person acting for or in concert with Borrower, shall receive any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts or other Collateral, Borrower or such Person shall hold such instrument or funds in trust for Agent, and, immediately upon receipt thereof, shall remit the same or cause the same to be remitted, in kind, to the Blocked Accounts or to Agent at its address set forth in subsection 10.3 below. Notwithstanding anything set forth above, effective as of September 15, 2003, Agent shall notify each Collecting Bank to transfer all payments or deposits made to the Blocked Account to Borrower's account as set forth in such notice; provided, however, if at any time thereafter Borrower's Availability is less than $5,000,000.00 or if a Default or an Event of Default occurs, Agent shall have the right to notify each Collecting Bank to revert back to the prior procedure set forth in this Section 4.25 and to have such funds transferred to the Agent's Account.

          Borrower may amend any one or more of the Schedules referred in this Section 4 (subject to prior notice to Agent, as applicable) and any representation, warranty, or covenant contained herein which refers to any such Schedule shall from and after the date of any such amendment refer to such Schedule as so amended; provided however, that in no event shall the amendment of any such Schedule constitute a waiver by Agent and Lenders of any Default or Event of Default that exists notwithstanding the amendment of such Schedule."

        2.04 Amendment to Section 11.1 of the Loan Agreement. Effective as of the Effective Date, the following new definitions are hereby added to Section 11.1 of the Loan Agreement, to read in their entirety as follows and to be inserted in their proper alphabetical order:

          "'Sixth Amendment' means that certain Sixth Amendment to Loan and Security Agreement, executed September 1, 2003 by Borrower, Agent and Lenders.

          'Sixth Amendment Effective Date' means the 'Effective Date', as such term is defined in the Sixth Amendment."

        2.05 Amendment to Schedule 2.2(A). Effective as of the Effective Date, Schedule 2.2(A) to the Loan Agreement (Pricing Table) is hereby deleted in its entirety and replaced with Schedule 2.2(A) attached hereto.

        2.06 Reporting as to Capital Expenditures, etc. Effective as of the Effective Date, notwithstanding anything in the Loan Agreement to the contrary, the parties hereto agree that the aggregate amount of all Capital Expenditures, Capital Leases with respect to fixed assets of Borrower and its Subsidiaries (which shall be considered to be expended in full on the date such Capital Lease is entered into) and other contracts with respect to fixed assets initially capitalized on Borrower's or any Subsidiary's balance sheet prepared in accordance with GAAP (which shall be considered to be expended in full on the date such contract is entered into) (excluding, in each case, expenditures for trade-ins and replacement of assets to the extent funded with casualty insurance or condemnation proceeds) shall be reported by Borrower to Agent and Lenders as part of the quarterly financials to be delivered pursuant to Paragraph (B) of the Reporting Rider and as part of the year-end financials to be delivered pursuant to Paragraph (C) of the Reporting Rider.

ARTICLE III
CONDITIONS PRECEDENT

        3.01 Conditions to Effectiveness. Notwithstanding anything herein to the contrary, the effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

          (a)   Agent shall have received, in form and substance satisfactory to Agent and duly executed by Borrower, (i) this Amendment and (ii) such additional documents, instruments and information as Agent or its legal counsel, Patton Boggs LLP, may request; and

          (b)   All corporate proceedings taken in connection with the transactions contemplated by this Amendment and the agreements described in clause (a) above and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Patton Boggs LLP.

ARTICLE IV
NO WAIVER

        4.01 Nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower, Agent and/or any Lender, and Agent's or any Lender's failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and/or any Lender to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Loan

Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower, Agent and/or any Lender.

ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

        5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        5.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Lenders; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

ARTICLE VI
MISCELLANEOUS PROVISIONS

        6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

        6.02 Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

        6.03 Expenses of Agent. As provided in the Loan Agreement, Borrower agrees to promptly pay all fees, costs and expenses incurred by Agent (including attorneys' fees and expenses, the allocated cash of Agent's internal legal staff and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation and execution of this Amendment.

        6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

        6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

        6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

        6.10 Final Agreement. THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

[The Remainder of this Page Intentionally Left Blank]

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BANCTEC, INC.
By:
Name:	Brian R. Stone
Title:	Chief Financial Officer
BTI TECHNOLOGIES, L.P.
By:	BANCTEC, INC., its General Partner
By:
	Name:	Brian R. Stone
	Title:	Chief Financial Officer
HELLER FINANCIAL, INC., as Agent and Sole Lender
By:
Name:
Title:

CONSENT AND RATIFICATION

        Each of the undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement relating to the Obligations and each Loan Document it has executed in connection with the Obligations (collectively, the "Loan Documents") and acknowledges that the Loan Documents to which it is a party are in full force and effect and ratifies the same, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such Loan Documents, that its consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the collateral securing the Obligations, or any of the other Loan Documents.

BTC INTERNATIONAL HOLDINGS, INC.
By:
Name:	Brian R. Stone
Title:	Chief Financial Officer
BANCTEC (PUERTO RICO), INC.
By:
Name:
Title:
BANCTEC UPPER-TIER HOLDING, LLC
By:
Name:
Title:
BANCTEC INTERMEDIATE HOLDING, INC.
By:
Name:
Title:

SCHEDULE 2.2(A) TO LOAN AND SECURITY AGREEMENT

Pricing Table

The Fixed Charge Coverage Ratio for the three-month period ending on the last day of the most recently completed calendar quarter period prior to the applicable Adjustment Date	Base Rate Margin	LIBOR Margin
Greater than or equal to 2.25:1.00	0.50%	2.00%
Less than 2.25:1.00 and greater than or equal to 2.00:1.00	0.75%	2.25%
Less than 2.00:1.00 and greater than or equal to 1.75:1.00	1.00%	2.50%
Less than 1.75:1:00 and greater than or equal to 1.50:1.00	1.25%	2.75%
Less than 1.50:1.00 and greater than or equal to 1.25:1.00	1.50%	3.00%
Less than 1.25:1.00	1.75%	3.25%

        If Borrower shall fail to deliver a Compliance Certificate for any Fiscal Quarter by the date required pursuant the Reporting Rider and such Compliance Certificate shall remain undelivered as of the immediately succeeding Adjustment Date, then effective as of such immediately succeeding Adjustment Date, each applicable Base Rate Margin and each applicable LIBOR Rate Margin and the highest applicable LIBOR Margin specified in the pricing table set forth above, such automatic adjustment to remain in effect until the first Business Day after the delivery of the delinquent Compliance Certificate. From and after the first Business Day after the delivery of the delinquent Compliance Certificate and until the next Adjustment Date the Base Rate Margin and the LIBOR Rate Margin, shall be determined by reference to such delinquent Compliance Certificate and the pricing table set forth above.

QuickLinks

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS
ARTICLE I DEFINITIONS
ARTICLE II AMENDMENTS TO LOAN AGREEMENT; OTHER AGREEMENTS
ARTICLE III CONDITIONS PRECEDENT
ARTICLE IV NO WAIVER
ARTICLE V RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
ARTICLE VI MISCELLANEOUS PROVISIONS
CONSENT AND RATIFICATION
SCHEDULE 2.2(A) TO LOAN AND SECURITY AGREEMENT Pricing Table